Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-17604


                     THE TREASURER'S FUND, INC. (THE "FUND")
             GABELLI CASH MANAGEMENT CLASS ("CASH MANAGEMENT CLASS")


  SUPPLEMENT DATED JUNE 13, 2005 TO THE CASH MANAGEMENT CLASS PROSPECTUS DATED
                               FEBRUARY 25, 2005


The Fund's investment adviser, Gabelli Fixed Income LLC (the "Advisor") has voluntarily agreed to reimburse all expenses for the Cash Management Class of Shares of each of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio. The Advisor may terminate such reimbursement arrangement at any time without any further notice to shareholders. This supplement supercedes the May 3, 2005, supplement to the Cash Management Class prospectus.